UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 7, 2005

Exact Name of Registrant as Specified in Its Charter	Commission File Number	I.R.S. Employer Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (808) 543-5662

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

At its meeting held on April 7, 2005, the Hawaiian Electric Industries, Inc. (HEI) Compensation Committee (the Committee) took the following action with respect to grants of stock appreciation rights with dividend equivalents under the HEI Stock Option and Incentive Plan (SOIP) and base salary adjustments for the Named Executive Officers (i.e., the Chief Executive Officer of HEI and the four other most highly compensated officers of HEI and its subsidiaries):

(1) Granted Stock Appreciation Rights (SARs) with dividend equivalents rights (DERs) with an exercise price of $26.18 per share. These SARs with DERs become 100% vested at the end of four years (“cliff vesting”). Grants prior to 2005 of SARs and stock options with DERs generally became exercisable in installments of 25% each year for four years. Dividend equivalents are computed, as of each dividend record date in the four-year vesting period, both with respect to the number of shares under the SARs and with respect to the number of dividend equivalent shares previously credited to the Named Executive Officer and not issued during the period prior to the dividend record date. Accelerated vesting is provided in the event a change-in-control occurs or if the Named Executive Officer retires during the vesting period. The following SARs grants with DERs were made to the Named Executive Officers: Robert F. Clarke, Chairman, President & Chief Executive Officer (CEO) of HEI, 150,000 SARs; Constance H. Lau, President & CEO of American Savings Bank, F.S.B., 50,000 SARs; T. Michael May, President & CEO of Hawaiian Electric Company, Inc., 50,000 SARs; and Eric K. Yeaman, Financial Vice President, Treasurer and Chief Financial Officer of HEI, 30,000 SARs. No awards were made to the fifth Named Executive Officer, Peter C. Lewis, Vice President-Administration & Corporate Secretary, who will be retiring on April 27, 2005.

(2) Approved annual base salary compensation for the following Named Executive Officers, effective May 1, 2005: Robert F. Clarke, $757,600, representing an increase of $32,600, or 4.5%, from his current base salary of $725,000; Constance H. Lau, $570,000, representing an increase of $25,000, or 4.6%, from her current base salary of $545,000; T. Michael May, $560,000, representing an increase of $20,000, or 3.7%, from his current salary of $540,000; and Eric K. Yeaman, $370,000, representing an increase of $18,000, or 5.1%, from his current salary of $352,000.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Registrant)

/s/ Curtis Y. Harada
Curtis Y. Harada
Controller
(Principal Accounting Officer of HEI)

Date: April 13, 2005

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